Amendment to the Master Agreement
                       For Sale and Purchase of Mortgages
               By and Between ContiMortgage Corporation ("Buyer")
                  and Westmark Mortgage Corporation ("Seller")
                     dated June 3rd, 1997 (the "Agreement")


         THIS AMENDMENT (the "Amendment") to the Agreement is entered into this 3rd day of June, 1997 between Buyer and Seller.

         WHEREAS Buyer and Seller have entered into the Agreement, whereby Buyer agreed from time to time to purchase and Seller agreed from time to time to sell certain Loans evidenced by notes and secured by mortgage liens; and

         WHEREAS Buyer and Seller are desirous of modifying certain of their rights and obligations under the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties, pursuant to Section II(A) of the Agreement, hereby agree as follows:

         Section IV(E) shall be amended as follows:

         (E)  Premium Rebate

              (i) In the event that a premium is paid by the Buyer to Seller on a Loan and such Loan is a fixed rate Loan secured by residential real property located in any state or an adjustable rate Loan secured by residential real property located in any state, except in IL, IN, MI, NJ and PA, and said Loan is prepaid in full by the Borrower, other than by a refinancing by the Buyer or any of its subsidiaries or affiliates, within twelve (12) months of Settlement Date, the Seller shall, upon demand by the Buyer, refund to the Buyer the premium paid by the Buyer to the Seller as follows: if prepayment in full is within one (1) month of the Settlement Date, 12/12ths of the premium shall be refunded; if prepayment in full is within two (2) months of the Settlement Date, 11/12ths of the premium shall be refunded; if prepayment in full is within three (3) months of the Settlement Date, 10/12ths of the premium shall be refunded; if prepayment in full is within four (4) months of the Settlement Date, 9/12ths of the premium shall be refunded; if prepayment in full is within five (5) months of the Settlement Date, 8/12ths of the premium shall be refunded; if prepayment in full is within six
                  (6) months of the Settlement Date, 7/12ths of the premium shall be refunded; if prepayment in full is within seven (7) months of the Settlement Date, 6/12ths of the premium shall be refunded; if prepayment in full is within eight (8) months of the Settlement Date, 5/12ths of the premium shall be refunded; if prepayment in full is within nine (9) months of the Settlement Date, 4/12ths of the premium shall be refunded; if prepayment in full is within ten (10) months of the Settlement Date, 3/12ths of the premium shall be refunded; if prepayment in full is within eleven (11) months of the Settlement Date, 2/12ths of the premium shall be refunded; if prepayment in full is within one (1) month of the Settlement Date, 1/12ths of the premium shall be refunded. In the event any fixed rate Loan is prepaid in full later than twelve (12) months from the Settlement Date of such Loan, no refund shall be due. In the event the Note carries a prepayment penalty, the Buyer agrees first to recapture the premium rebate from the proceeds of the prepayment penalty and then from the Seller, if there is any deficient balance according to the refund calculation specified above.

              (ii)In the event that a premium is paid by the Buyer to the
                  Seller on a Loan and such Loan is an adjustable rate Loan secured by real property located in the States of Illinois, Indiana, Michigan, New Jersey or Pennsylvania and is prepaid in full by the Borrower, other than by a refinancing by the Buyer or any of its subsidiaries or affiliates, within twelve
                  (12) months of Settlement Date, the Seller shall, upon demand by the Buyer, refund to the Buyer the premium paid by the Buyer to the Seller as follows: if prepayment in full is within one (1) month of the Settlement Date, 18/18ths of the

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                  premium shall be refunded; if prepayment in full is within two
                  (2) months of the Settlement Date, 17/18ths of the premium shall be refunded; if prepayment in full is within three (3) months of the Settlement Date, 16/18ths of the premium shall be refunded; if prepayment in full is within four (4) months of the Settlement Date, 15/18ths of the premium shall be refunded; if prepayment in full is within five (5) months of the Settlement Date, 14/18ths of the premium shall be refunded; if prepayment in full is within six (6) months of the Settlement Date, 13/18ths of the premium shall he refunded; if prepayment in full is within seven (7) months of the Settlement Date, 12/18ths of the premium shall be refunded; if prepayment in full is within eight (8) months of the Settlement Date, 11/18ths of the premium shall be refunded; if prepayment in full is within nine (9) months of the Settlement Date, 10/18ths of the premium shall be refunded; if prepayment in full is within ten (10) months of the Settlement Date, 9/18ths of the premium shall be refunded; if prepayment in full is within eleven (11) months of the Settlement Date , 8/18ths of the premium shall be refunded; if prepayment in within twelve (12) months of the Settlement
                  Date, 7/18ths of the premium shall be refunded, if prepayment in full is within thirteen (13) months of the Settlement Date, 6/18ths of the premium shall be refunded; if prepayment in full is within fourteen (14) months of the Settlement Date, 6/18ths of the premium shall he refunded; if prepayment in full is within fifteen (15) months of the Settlement Date, 4/18ths of the premium shall be refunded; if prepayment in full is within sixteen (16) months of the Settlement Date, 3/18ths of the premium shall be refunded; if prepayment in full is within seventeen (17) months of the Settlement Date, 2/18ths of the premium shall be refunded; if payment in full is within twelve (12) months of the Settlement Date, 1/18th of the premium shall be refunded. In the event any adjustable rate Loan is paid in full later than twelve (12) months from the Settlement Date of such Loan, no refund shall be due. In the event the Note carries a prepayment penalty, the Buyer agrees first to recapture the Premium Rebate from the proceeds of the prepayment penalty and then from the Seller, if there is any deficient balance according to the refund calculation specified above.

         Except as amended hereby, the terms of the Agreement and the parties' rights and obligations thereunder remain the same.

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         IN WITNESS WHEREOF, the parties, through their duly authorized officers, execute this Amendment the date first written above.

                            CONTIMORTGAGE CORPORATION

                            By:_________________________________________

                            Name:_______________________________________

                            Title:______________________________________



                            WESTMARK MORTGAGE CORPORATION

                            By:/s/ Payton Story, III
                               -----------------------------------------

                            Name: Payton Story, III
                              -----------------------------------------

                            Title: President
                              -----------------------------------------


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